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                        SUPPLEMENT DATED JANUARY 1, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1995
                                      FOR
                      MERRILL LYNCH FUNDS RETIREMENT PLUS
                                   ISSUED BY
                     ML LIFE INSURANCE COMPANY OF NEW YORK


Every Retirement Plus variable annuity contract is subject to a $40 annual Contract Maintenance Change. (See CHARGES AND DEDUCTIONS - Contract Maintenance Charge on page 20).

Currently, contract owners owning more than two Retirement Plus contracts will be assessed no more than $120 in Contract Maintenance Charges annually, regardless of the number of Retirement Plus contracts they own. Once $120 in Retirement Plus Contract Maintenance Charges has been paid in a calendar year by any contract owner, remaining Retirement Plus Contract Maintenance Charges to which that contract owner would otherwise be subject in the same calendar year will be waived.

ML Life Insurance Company of New York reserves the right to discontinue the $120 cap for calendar years after 1996.